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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 29, 1998

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                         0-24068               76-0190827
(STATE OR OTHER JURISDICTION   (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
      OF INCORPORATION)                                   IDENTIFICATION NO.)

                           5858 WESTHEIMER, SUITE 200
                              HOUSTON, TEXAS 77057
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 787-0977
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ITEM 5.  OTHER EVENTS

     On July 29, 1998, Consolidated Graphics, Inc. (the "Company") announced its fiscal 1999 first quarter results. The Company also announced that it is increasing its revolving credit facility to $200 million. A copy of the press release is attached hereto as Exhibit 99.

     The attached press release may contain forward-looking information. Readers are cautioned that such information involves risks and uncertainties, including the possibility that events may occur which would prevent the Company from achieving comparable financial results in the future or completing its pending or future acquisitions.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBIT

     (A)  EXHIBIT

     The following exhibit is filed herewith:

          99 Press release of Consolidated Graphics, Inc. dated July 29, 1998, with respect to the announcement of the Company's fiscal 1999 first quarter results and that the company is increasing its revolving credit facility to $200 million.


                                    SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/ Randall D. Keys
                                                  RANDALL D. KEYS
                                              VICE PRESIDENT-FINANCE
                                             CHIEF FINANCIAL OFFICER

Date:  July 29, 1998

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